ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)



                                                            FINANCIAL STATEMENTS
               FOR THE PERIODS FROM APRIL 4, 2005 (INCEPTION) TO AUGUST 23, 2005
                                 AND APRIL 4, 2005 (INCEPTION) TO APRIL 22, 2005

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                 3


      FINANCIAL STATEMENTS

          Balance Sheets                                                      4
          Statements of Operations                                            5
          Statements of Stockholders' Equity                                  6
          Statements of Cash Flows                                            7


      NOTES TO FINANCIAL STATEMENTS                                        8-12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Ithaka Acquisition Corp.

We have audited the accompanying balance sheets of Ithaka Acquisition Corp. (a corporation in the development stage) as of August 23, 2005 and April 22, 2005, and the related statements of operations, stockholders' equity and cash flows for the periods from April 4, 2005 (inception) to August 23, 2005 and April 4, 2005 (inception) to April 22, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ithaka Acquisition Corp. as of August 23, 2005 and April 22, 2005, and the results of its operations and its cash flows for the periods from April 4, 2005 (inception) to August 23, 2005 and April 4, 2005 (inception) to April 22, 2005 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

Goldstein Golub Kessler LLP
New York, New York

August 23, 2005

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                                  BALANCE SHEETS


======================================================================================
                                                       August 23, 2005  April 22, 2005
--------------------------------------------------------------------------------------
ASSETS
Current assets:
     Cash                                                $  1,580,824    $    100,000
     Cash held in Trust Fund (Note 1)                      45,050,000         --
     Prepaid expenses                                          11,000         --
                                                         ------------    ------------
Total current assets                                       46,641,824         100,000
     Deferred offering costs                                  --               25,000
                                                         ------------    ------------
Total assets                                             $ 46,641,824    $    125,000
                                                         ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
     Accounts payable and accrued expenses               $    145,955    $        900
     Notes payable, stockholders (Note 3)                     100,000         100,000
                                                         ------------    ------------
          Total current liabilities                           245,955         100,900
                                                         ------------    ------------
Common stock, subject to possible conversion,
     1,699,150 shares at conversion value (Note 1)          9,005,495         --
                                                         ------------    ------------

Commitment (Note 4)

Stockholders' equity (Notes 1, 2, 5 and 6)
     Preferred stock, $.0001 par value, Authorized
          1,000,000 shares; none issued
     Common stock, $.0001 par value
          Authorized 35,000,000 shares
          Issued and outstanding 10,625,000 shares
               (which includes 1,699,150 subject to
               possible conversion) and
               2,125,000, respectively                          1,063             213
     Additional paid-in capital                            37,391,768          24,787
     Deficit accumulated during development stage              (2,457)           (900)
                                                         ------------    ------------
          Total stockholders' equity                       37,390,374          24,100
                                                         ------------    ------------
Total liabilities and stockholders' equity               $ 46,641,824    $    125,000
                                                         ============    ============


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF OPERATIONS

================================================================================
                                        Period from          Period from
                                       April 4, 2005        April 4, 2005
                                      (inception) to       (inception) to
                                      August 23, 2005       April 22, 2005
--------------------------------------------------------------------------------



Expenses:

     Formation and operating costs   $        2,457        $           900
                                     --------------        ---------------


Net loss for the period              $       (2,457)       $          (900)
                                     --------------        ---------------


Net loss per share basic and diluted $         (.00)       $          (.00)
                                     --------------        ---------------

Weighted average shares outstanding       2,185,284              2,125,000
                                     --------------        ---------------


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY


===================================================================================================================================
                                                               Common Stock       Additional   Deficit accumulated
                                                           -------------------     Paid-In          during the
                                                           Shares       Amount     Capital       development stage      Total
-----------------------------------------------------------------------------------------------------------------------------------
Sale of 2,125,000 shares of common stock to
     initial stockholders on April 4, 2005
     at $0.01176 per share                               2,125,000   $      213  $    24,787       $     --          $      25,000

Net loss for the period                                      --          --           --                   (900)              (900)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, April 22, 2005                                  2,125,000          213       24,787               (900)            24,100

Sale of 8,500,000 units, net of underwriters'
   discount and offering expenses (includes
   1,699,150 shares subject to possible conversion)      8,500,000          850   46,372,376             --             46,373,226

Proceeds subject to possible conversion of
   1,699,150 shares                                          --          --       (9,005,495)            --             (9,005,495)

Proceeds from issuance of option                             --          --              100             --                    100

Net loss for the period                                      --          --           --                 (1,557)            (1,557)
-----------------------------------------------------------------------------------------------------------------------------------
Balance, August 23, 2005                                10,625,000   $    1,063  $37,391,768       $     (2,457)      $ 37,390,374
                                                        ==========   ==========  ===========       ============       ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                        STATEMENTS OF CASH FLOWS

========================================================================================
                                                         April 4, 2005    April 4, 2005
                                                        (inception) to   (inception) to
                                                        August 23, 2005  April 22, 2005
----------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
       Net loss                                           $     (2,457)   $       (900)
         Increase in prepaid expenses                          (11,000)        --
         Increase in accrued expenses                              559             900
                                                          ------------    ------------
           Net cash used in operating activities               (12,898)        --
                                                          ------------    ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Cash held in Trust Fund                               (45,050,000)        --
                                                          ------------    ------------
           Net cash used in investing activities           (45,050,000)        --
                                                          ------------    ------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Gross proceeds of public offering                      51,000,000         --
     Proceeds from notes payable, stockholders                 100,000         100,000
     Proceeds from sale of shares of common stock               25,000          25,000
     Proceeds from issuance of option                              100         --
     Payment of costs of public offering                    (4,481,378)        (25,000)
                                                          ------------    ------------

           Net cash provided by financing activities        46,643,722         100,000
                                                          ------------    ------------

Net increase in cash                                         1,580,824         100,000
Cash at beginning of the period                                 --             --
                                                          ------------    ------------
Cash at end of the period                                 $  1,580,824    $    100,000
                                                          ============    ============

         Non cash financing activity:

                  Accrual of costs of public offering     $    145,396    $    --
                                                          ============    ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

1.     ORGANIZATION        Ithaka   Acquisition   Corp.   (the   "Company")  was
       AND BUSINESS        incorporated  in Delaware on April 4, 2005 as a blank
       OPERATIONS          check  company  whose  objective  is  to  acquire  an
                           operating business in the healthcare industry.


                           All activity from April 4, 2005 (inception) through August 23, 2005 relates to the Company's formation and initial public offering described below. The Company has selected December 31 as its fiscal year-end.

                           The registration statement for the Company's initial public offering ("Offering") was declared effective August 17, 2005. The Company consummated the offering on August 23, 2005 and received net proceeds of approximately $46,373,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business in the healthcare industry ("Business Combination"). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $45,050,000 of the net proceeds is being held in an interest-bearing trust account ("Trust Account") until the earlier of (i) the consummation of a Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Account, funds will only be invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 with a maturity of 180 days or less. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

                           The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated.

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           All of the Company's stockholders prior to the Offering, including all of the officers and directors of the Company ("Initial Stockholders"), have agreed to vote their 2,125,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

                           With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation  of the  Offering.  Accordingly,  Public
                           Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds from the offering (19.99% of the amount held in the Trust Account) has been classified as common stock subject to possible conversion in the accompanying August 23, 2005 balance sheet.

                           The Company's Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering if certain extension criteria have been satisfied. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Offering due to costs related to the Offering and since no value would be attributed to the Warrants contained in the Units sold (Note 2).

                           The Company maintains cash in bank deposit accounts which, at times, exceed federally insured limits. The company has not experienced any losses on these accounts.

                           Deferred income taxes are provided for the differences between the bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           reduce deferred tax assets to the amount expected to be realized.

                           The Company recorded a deferred income tax asset for the tax effect of net operating loss carryforwards, which are available to offset taxable income through 2025, and temporary differences aggregating approximately $800 and $300 at August 23, 2005 and April 22, 2005, respectively. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at August 23, 2005 and April 22, 2005.

                           The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

                           Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

                           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

                           Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.




2.     INITIAL PUBLIC      On August 23, 2005, the Company sold 8,500,000  units
       OFFERING            ("Units") in the Offering.  Each Unit consists of one
                           share  of the  Company's  common  stock,  $.0001  par
                           value,  and  two  Redeemable  Common  Stock  Purchase
                           Warrants  ("Warrants").  Each  Warrant  entitles  the
                           holder  to  purchase  from the  Company  one share of
                           common stock at an exercise price of $5.00 commencing
                           the later of the completion of a Business Combination
                           or one year from the  effective  date of the Offering
                           and expiring  four years from the  effective  date of
                           the Offering. The Warrants will be redeemable, at the
                           Company's   option,   with  the  prior   consent   of
                           EarlyBirdCapital, Inc., the representative of the underwriters in the Offering ("Representative"), at a price of $.01 per Warrant upon 30 days' notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.
                           The Company paid the underwriters in the Offering an underwriting discount of 7% of the gross proceeds of the Offering and a non-accountable expense allowance of 1% of the gross proceeds of the Offering. In

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           connection with this Offering, the Company also issued an option ("Option"), for $100, to the Representative to purchase 425,000 Units at an exercise price of $7.50 per Unit. The Company intends to account for the fair value of the Option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders' equity. The Company estimates that the fair value of the Option is approximately $935,000 ($2.20 per Unit) using a Black-Scholes option-pricing model. The fair value of the Option granted to the Representative is estimated as of the date of grant using the following assumptions: (1) expected volatility of 44.5%, (2) risk-free interest rate of 3.8% and (3) expected life of 5 years. The Option may be exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the Option (the difference between the exercise prices of the Option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the option without the payment of any cash. In addition, the Warrants underlying such Units are exercisable at $7.25 per share.


3.     NOTES  PAYABLE,     The  Company  issued  unsecured  promissory  notes in
       STOCKHOLDERS        aggregate  amount of $100,000 to three of the Initial
                           Stockholders. The notes are non interest-bearing and will be paid following the consummation of the Offering from the net proceeds of such Offering. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

4.     COMMITMENT          Pursuant  to letter  agreements  with the Company and
                           the Representative, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

                           The Initial Stockholders have agreed with the Representative that, after consummation of the Offering and within the first 90 day period after separate trading of the Warrants has commenced, they or certain of their affiliates or designees will collectively purchase up to 1,250,000 Warrants in the public marketplace at prices not to exceed $0.70 per Warrant.

                           The Initial Stockholders will be entitled to registration rights with respect to their founding shares pursuant to an agreement to be signed prior to or on the effective date of the Offering. The holders of the majority of these shares are entitled to make up to two demands that the Company register these shares at any time commencing three months prior to the third anniversary of the

                                                        ITHAKA ACQUISITION CORP.
                                        (A CORPORATION IN THE DEVELOPMENT STAGE)

                                                   NOTES TO FINANCIAL STATEMENTS

================================================================================

                           effective date of the Offering. In addition, the Initial Stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the third anniversary of the effective date of the Offering.

                           The Company has also agreed to pay the fees and issue the securities to the underwriters in the Offering as described above in Note 2.

5.     PREFERRED  STOCK    The Company is authorized to issue  1,000,000  shares
                           of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

6.     COMMON  STOCK       Effective  June  2,  2005,  the  Company's  Board  of
                           Directors  authorized  a  stock  dividend  of  0.0625
                           shares of common stock for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect this transaction.

                           At August 23, 2005, 18,275,000 shares of common stock were reserved for issuance upon exercise of the Warrants and the Option.